UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 28, 2020

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

One Liberty Plaza

New York, NY 10006

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

On January 28, 2020, the Board of Directors (the “Board”) of Virtu Financial, Inc. (the “Company”) appointed Ms. Virginia Gambale to serve as a Class III director.  Ms. Gambale will serve as an independent member of the Board.  Ms. Gambale was recommended as a nominee to the Board by the Board’s Nominating and Corporate Governance Committee.

Ms. Gambale has more than 25 years’ experience in senior leadership positions in finance and technology, including serving as Chief Information Officer at Merrill Lynch, Bankers Trust and Deutsche Bank, as well as leadership roles in private equity and venture capital firms. Ms. Gambale currently serves as Managing Partner & Founder of Azimuth Partners, LLC, a strategic advisory firm specializing in technology innovation. She has served on numerous international public and private boards including JetBlue, Piper Jaffray, Synchronoss Technologies, Motive, Workbrain and IQ Financial, among others. Ms. Gambale holds a B.S. from New York Institute of Technology-Old Westbury.

Ms. Gambale will be compensated for her service as non-employee director in the manner similar to that described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2019 (File No. 001-37352) under “Executive Compensation – Compensation of our Directors.”

In connection with Ms. Gambale’s election to the Board, the Company has entered into an indemnification agreement with Ms. Gambale in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the SEC as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-194473).  The indemnification agreement provides, in general, that the Company will indemnify Ms. Gambale to the fullest extent permitted by law in connection with his service to the Company or on the Company’s behalf.

Following the appointment of Ms. Gambale, the Board consists of twelve directors.  The Company may add one or more new directors as business needs and opportunities arise.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of Virtu Financial, Inc. dated January 29, 2020 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Virtu Financial, Inc. dated January 29, 2020 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: January 29, 2020

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